UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

THE PECK COMPANY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4050 Williston Road, #511 South Burlington, Vermont	05403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 658-3378

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PECK	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement.

On January 8, 2021, The Peck Company Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two institutional investors providing for the issuance and sale by the Company of an aggregate 840,000 shares of its common stock (the “Shares”) in a registered direct offering (the “Registered Offering”), at a purchase price of $12.50 per Share for gross proceeds of approximately $10.5 million before deducting the placement agent’s fees and related offering expenses.  The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions. The closing of the Registered Offering is expected to occur on or about January 12, 2021, subject to the satisfaction of customary closing conditions. The Company also agreed not to issue any shares of its common stock or common stock equivalents for a period of 90 days from the closing of the Registered Offering.

A.G.P./Alliance Global Partners (“AGP”) acted as the exclusive placement agent for the Registered Offering under a Placement Agent Agreement, dated January 8, 2021, between AGP and the Company (the “Placement Agent Agreement”).  Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Company’s common stock. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from the sale of the Shares and reimburse up to $40,000 in legal expenses, as well as of out of pocket expenses of the Placement Agent in connection with marketing the transaction.

The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. Pursuant to both the Purchase Agreement and the Placement Agreement, the Company also agreed not to issue any shares of its common stock or common stock equivalents for a period of 90 days from the closing of the Registered Offering.

The Company estimates that the net proceeds from the Registered Offering will be $9,685,000, after deducting offering expenses and the placement agent fee payable to AGP. The Company intends to use the net proceeds from the Registered Offering for general corporate purposes.

The Shares are being offered by the Company pursuant to a shelf Registration Statement on Form S-3 (File No. 333-251154) (the “Registration Statement”), which was declared effective on December 11, 2020 by the Securities and Exchange Commission (“SEC”), as supplemented by a prospectus supplement, dated January 8, 2021.

Attached as Exhibit 5.1 is the opinion of Merritt & Merritt relating to the legality of the issuance and sale of the Shares.

The foregoing summaries of the Placement Agent Agreement and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are filed as Exhibit 1.1 and Exhibit 10.1, respectively, to this Current Report.

On January 8, 2021 and January 12, 2021, the Company issued press releases announcing the pricing and closing of the Registered Offering. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The Company is filing the opinion of its counsel, Merritt & Merritt, as Exhibit 5.1 hereto, regarding the legality of the Shares covered by the Purchase Agreement.

This Current Report contains forward-looking statement that involve risks and uncertainties, such as statements related to the anticipated closing of the offering and the amount of net proceeds expected from the offering.   The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s SEC filings.

Item 8.01.	Other Events.

On December 4, 2020, the Company entered into a Sales Agreement with Sales Agreement (“Sales Agreement”) with AGP, which provided for the issuance and sale of our common stock from time to time (the “Offering Program”). As of the date of this report, the Company has not sold any shares of common stock in the Offering Program.

On December 4, 2020, the Company filed the Registration Statement, which included a prospectus, dated December 4, 2020, relating to the Offering Program (the “Original Prospectus”). The Original Prospectus provided for the issuance and sale of up to $6,900,000 shares of common stock in the Offering Program. On January 8, 2021, the Company entered into an amendment to the Sales Agreement (the “Amendment”), which provided for a maximum aggregate offering price of up to $915,000 in the Offering Program.

A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Placement Agent Agreement, dated January 8, 2021, between The Peck Company Holdings, Inc. and A.G.P./Alliance Global Partners

5.1	Opinion of Merritt & Merritt

10.1	Form of Securities Purchase Agreement, dated January 8, 2021, between The Peck Company Holdings, Inc. and certain investors

10.2	Amendment to Sales Agreement, dated December 4, 2020, between The Peck Company Holdings, Inc. and A.G.P./Alliance Global Partners

23.1	Consent of Merritt & Merritt (included in Exhibit 5.1)

99.1	Press Release, dated January 8, 2021

99.2	Press Release, dated January 12, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

The Peck Company Holdings, Inc.

By:	/s/ Jeffrey Peck
Name: Jeffrey Peck
Title: Chief Executive Officer